FUNDVANTAGE TRUST

(THE “TRUST”)

EIC VALUE FUND

(THE “FUND”)

Supplement dated January 6, 2012 to the Prospectus for the Fund dated May 1, 2011

The information in this Supplement contains new and additional information beyond that in the Prospectus and should be read in conjunction with the Prospectus.

Effective as of the date of this supplement, the Prospectus for Class A, Class C, Institutional Class and Retail Class shares of the Fund is revised to delete the following sentence in its entirety from each of the two sections entitled “Contingent Deferred Sales Charge (“CDSC”)” on page 16 and pages 17-18: “A CDSC that would otherwise be applied may be waived, at the discretion of the Fund, for certain sales in connection with agreements by a dealer to waive or return their commissions.”

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE